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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                RiverSource Tax-Exempt Money Market Series, Inc.
                        Seligman Global Fund Series, Inc.
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)   Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     4)   Date Filed:

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                           RIVERSOURCE FAMILY OF FUNDS
                         734 AMERIPRISE FINANCIAL CENTER
                              MINNEAPOLIS, MN 55474

           IMPORTANT PROXY
                 NEWS

      PLEASE SUBMIT YOUR VOTING
         INSTRUCTIONS TODAY!             For your convenience, please utilize
                                         any of the following methods to
Dear Shareholder:                        submit your voting instructions:

Recently, we distributed proxy           1. BY INTERNET.
materials regarding the Special
Meeting of Shareholders scheduled for    Log on to the website listed on your
March 10, 2010 at 2:00 p.m. CST at       proxy card and follow the simple
The Marquette Hotel, 710 Marquette       instructions.
Avenue, Minneapolis, MN 55402 (the
"Meeting"). To date, our records         2. BY TOUCH-TONE PHONE.
indicate that we have not received
your voting instructions.                Dial the toll-free number found on
                                         your Proxy Card and follow the simple
After careful consideration, the         instructions.
Boards of Directors of the Funds
recommend that shareholders vote         3. BY MAIL.
"FOR" the proposals. Your vote is
important no matter how many shares      Simply execute and return the
you own. WE URGE YOU TO ACT PROMPTLY     enclosed Proxy Card in the envelope
IN ORDER TO ALLOW US TO OBTAIN A         provided. However, please try to
SUFFICIENT NUMBER OF VOTES AND AVOID     utilize one of the two options above
THE COST OF ADDITIONAL SOLICITATION.     to register your voting instructions,
                                         so they may be received in time for
If you should have any questions         the Meeting.
regarding the proposal, or require
duplicate proxy materials, please        IF YOU HAVE ALREADY SUBMITTED VOTING
contact Computershare Fund Services      INSTRUCTIONS BY UTILIZING ONE OF
at 1-866-859-8682. Representatives       THESE METHODS, THEN YOU DO NOT NEED
are available Monday through Friday      TO TAKE ANY ACTION.
between the hours of 9:00 a.m. and
11:00 p.m. and Saturday from 12:00
p.m. to 6:00 p.m. Eastern time.

            WE NEED YOUR HELP. PLEASE SUBMIT YOUR VOTING INSTRUCTIONS
                                     TODAY!